Exhibit 99.1

DTLA Preferred Shareholder Market Update Presentation DOWNTOWN LOS ANGELES MAY 2018

2 Disclosure Forward - Looking Statements This presentation contains “forward - looking statements” within the meaning of “safe harbor” provisions of the U . S . Private Securities Litigation Reform Act of 1995 (as set forth in Section 27 A of the U . S . Securities Act of 1933 , as amended, and Section 21 E of the Exchange Act) . Forward - looking statements include statements that are predictive in nature, depend upon or refer to future events or conditions, include statements regarding our operations, business, financial condition, expected financial results, performance, prospects, opportunities, priorities, targets, goals, ongoing objectives, strategies and outlook, as well as the outlook for the Los Angeles market for the current fiscal year and subsequent periods, and include words such as “expects,” “anticipates,” “plans,” “believes,” “estimates,” “seeks,” “intends,” “targets,” “projects,” “forecasts,” “likely,” or negative versions thereof and other similar expressions, or future or conditional verbs such as “may,” “will,” “should,” “would,” and “could . ” Although Brookfield DTLA believes that its anticipated future results, performance or achievements expressed or implied by the forward - looking statements and information are based upon reasonable assumptions and expectations, an investor should not place undue reliance on forward - looking statements and information because they involve known and unknown risks, uncertainties and other factors, many of which are beyond its control, which may cause Brookfield DTLA’s actual results, performance or achievements to differ materially from anticipated future results, performance or achievement expressed or implied by such forward - looking statements and information . Factors that could cause actual results to differ materially from those contemplated or implied by forward - looking statements include, but are not limited to : risks generally incident to the ownership of real property, including the ability to retain tenants and rent space upon lease expirations, the financial condition and solvency of our tenants, the relative illiquidity of real estate and changes in real estate taxes, regulatory compliance costs and other operating expenses ; risks associated with the Downtown Los Angeles market, which is characterized by challenging leasing conditions, including limited numbers of new tenants coming into the market and the downsizing of large tenants in the market such as accounting firms, banks and law firms ; risks related to increased competition for tenants in the Downtown Los Angeles market, including aggressive attempts by competing landlords to fill large vacancies by providing tenants with lower rental rates, increasing amounts of free rent and providing larger allowances for tenant improvements ; the impact or unanticipated impact of general economic, political and market factors in the regions in which Brookfield DTLA or any of its subsidiaries does business ; the use of debt to finance Brookfield DTLA’s business or that of its subsidiaries ; the behavior of financial markets, including fluctuations in interest rates ; uncertainties of real estate development or redevelopment ; global equity and capital markets and the availability of equity and debt financing and refinancing within these markets ; risks relating to Brookfield DTLA’s insurance coverage ; the possible impact of international conflicts and other developments, including terrorist acts ; potential environmental liabilities ; dependence on management personnel ; the ability to complete and effectively integrate acquisitions into existing operations and the ability to attain expected benefits therefrom ; operational and reputational risks ; catastrophic events, such as earthquakes and hurricanes ; and the impact of legislative, regulatory and competitive changes and other risk factors relating to the real estate industry, as detailed from time to time in the reports of Brookfield DTLA filed with the Securities and Exchange Commission (“SEC”) . Brookfield DTLA cautions that the foregoing list of important factors that may affect future results is not exhaustive . When relying on Brookfield DTLA’s forward - looking statements or information, investors and others should carefully consider the foregoing factors and other uncertainties and potential events . Except as required by law, Brookfield DTLA undertakes no obligation to publicly update or revise any forward - looking statements or information, whether written or oral, that may be as a result of new information, future events or otherwise . Further information regarding the important factors that could cause actual results to differ materially from forward - looking statements can be found in the risk factors that Brookfield DTLA’s management believes are material to Brookfield DTLA that are set forth in Brookfield DTLA’s Annual Report on Form 10 - K for the year ended December 31 , 2017 and other reports that Brookfield DTLA has filed with the SEC . These risks and uncertainties are not the only ones facing Brookfield DTLA and there may be additional matters that Brookfield DTLA is unaware of or that Brookfield DTLA currently considers immaterial . If any of those risks occur, Brookfield DTLA’s business, financial condition and operating results could be harmed, the market value of the Series A preferred stock could decline and stockholders could lose part or all of their investment . Market and Industry Data This presentation includes estimates regarding market and industry data that Brookfield DTLA prepared based on its management's knowledge and experience in the markets in which it operates, together with information obtained from various sources, including publicly available information and industry reports and publications . While Brookfield DTLA believes such information is reliable, it cannot guarantee the accuracy or completeness of this information, Brookfield DTLA has not independently verified any third - party information . All information in this presentation is as of December 31 , 2017 unless otherwise indicated .

3 Los Angeles Office Market Overview

4 Greater Los Angeles Market Overview DOWNTOWN LA

Greater Los Angeles Market Fundamentals

Brookfield Properties

LOS ANGELES OFFICE MARKET STATISTICS – Q1 2018

SUBMARKET	INVENTORY (SF)	SUBLET VACANT (SF)	DIRECT VACANT (SF)	OVERALL VACANCY RATE	CURRENT QTR OVERALL NET ABSORPTION (SF)	YTD OVERALL NET ABSORPTION (SF)	YTD LEASING ACTIVITY (SF)	UNDER CONSTRUCTION (SF)	OVERALL AVERAGE ASKING RENT (ALL CLASSES)*	OVERALL AVERAGE ASKING RENT (CLASS A)*
Los Angeles Downtown CBD	27,574,918	208,761	5,639,317	21.2%	102,470	102,470	450,870	0	$3.52	$3.61
Los Angeles Downtown (Non-CBD)	8,639,116	18,106	1,882,009	22.0%	9,999	9,999	169,183	103,596	$3.68	$4.33
Mid-Wilshire	11,634,043	24,233	1,692,774	14.8%	130,702	130,702	120,828	320,500	$2.65	$2.92
Los Angeles West	53,176,527	525,732	6,209,992	12.7%	284,070	284,070	731,434	1,074,317	$4.64	$4.74
Los Angeles North	31,418,737	85,306	3,886,870	12.6%	(206,235)	(206,235)	579,606	255,000	$2.48	$2.58
Los Angeles South	31,114,917	421,331	5,134,084	17.9%	(114,592)	(114,592)	648,805	130,998	$2.66	$2.93
Tri-Cities	24,303,894	567,658	2,769,163	13.7%	(181,644)	(181,644)	298,437	218,267	$2.98	$3.07
San Gabriel Valley	12,535,067	16,423	1,841,151	14.8%	(3,674)	(3,674)	298,700	0	$2.18	$2.36
GREATER LOS ANGELES TOTALS	200,397,219	1,867,550	29,055,360	15.4%	21,096	21,096	3,297,863	2,102,678	$3.32	$3.60

*Rental rates reflect overall average gross asking $PSF/MO

Source of Data: Cushman & Wakefield

5

6 Downtown Los Angeles Market Overview

7 Downtown Los Angeles

8 LA CBD Office Market Overview – Q1 2018 Major Sales Transactions (1) • Wedbush Building – 1000 Wilshire (476,491 sq. ft.): Acquired by Cerberus Capital Management from Lincoln Property Co. for $196.0MM, or $412/sq. ft. Source of Data: Cushman & Wakefield (real estate metrics); Bureau of Labor Statistics Size: Total Market Size : 27 . 6 MM sq . ft .; Class "A" Market : 24 . 0 MM sq . ft . The Class “A” market siz e decreased by approximately 650 , 000 sq . ft . due to the reclassification from Class “A” to Class “B” of several smaller buildings . Vacancy: Current Market Vacancy : 21 . 2% (Direct Vacancy 20 . 5% ) ; Class "A" Market Vacancy : 21 . 7% (Direct Vacancy 20 . 9% ) The overall vacancy rate remained flat at 21 . 2% , while t he Class “A” vacancy rate increased by 10 bps to 21 . 7 % quarter - over - quarter . The increase in Class “A” vacancy is primarily attributable to a correction in statistics over last quarter to account for the move out of online retailer NastyGal ; had it been accounted for last quarter when the move out occurred, Class “A” vacancy would have also remained flat quarter - over - quarter . Leasing Activity: Total Activity (current quarter) : 450 , 870 sq . ft .; Year - to - Date Total : 450 , 870 sq . ft . Leasing activity during the first quarter totaled 450 , 000 sq . ft . , 8 . 5 % stronger than the five - year historical quarterly average . Notable leases executed during the first quarter include Dentons’ renewal of 62 , 000 sq . ft . at Figueroa at Wilshire ( 601 S . Figueroa), Kirkland and Ellis’ new lease of 53 , 000 sq . ft . at City National Plaza ( 515 S . Flower), and Preferred Bank’s renewal and expansion totaling 38 , 000 sq . ft . at Figueroa at Wilshire ( 601 S . Figueroa) . Asking Rents: Current Asking Rent : $ 42 . 23 /sq . ft .; Class “A” Asking Rent : $ 43 . 32 /sq . ft . Overall gross asking rents finished the first quarter at $ 42 . 23 psf, a 2 . 9 % year - over - year increase, with Class “A” asking rents growing 4 . 4 % over the same time period, closing the first quarter at $ 43 . 32 psf . While asking rents have increased, growth in taking rents remains mild as competitive projects continue to be aggressive in order to improve their occupancy profiles . Economic Indicators: The Bureau of Labor Statistics reported the Los Angeles Metro unemployment rate as 4 . 5 % as of February 2018 , a year - over - year decline of 50 bps . Job growth is beginning to slow a s the Greater LA economy is now operating very close to full employment . Employment is expected to grow at an average annual rate of 0 . 7 % over the next five years . 12 - M o nth Fo r ward Out l o o k: Ec o n o my R ent V aca n cy 12.7% 12.1% 14.7% 16.0% 18.1% 19.9% 21.2% 20.7% 19.5% 19.5% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% Market Vacancy (Direct) (1) All sales t r an s a c ti o ns reflect 100% valu a ti o n 10 - Yr. Avg. Vacancy : 1 8.2% 20.5%

LA CBD Office Market Statistics – Q1 2018

Brookfield Properties

LA CBD | Office Market Statistics | Q1 2018	Current Qtr	YE 2017	YE 2016	YE 2015
Size of Market ('000 sq. ft.)				
Overall	27,575	27,575	27,105	27,077
Class A	24,003	24,653	24,073	24,288
Vacancy				
Overall	21.2%	21.2%	20.4%	19.6%
Class A	21.7%	21.6%	20.7%	20.3%
Net Absorption (YTD)				
Overall	102,470	176,730	91,556	238,987
Class A	124,359	178,316	115,792	180,614
Asking Rates (Gross)				
Overall	$42.24	$42.36	$40.50	$38.64
Class A	$43.32	$42.96	$40.87	$39.37

Source of Data: Cushman & Wakefield

9

10 Greater LA – Major Sales Transactions SALE DATE PROPERTY YEAR BUILT % LEASED RSF SALE PRICE PRICE PSF CAP RATE BUYER SELLER Downtown (LA CBD) Q1 2018 Wedbush Building 1000 Wilshire 1987 86% 476,491 $196,000,000 $411 4.8% Cerberus Capital Management Lincoln Property Company Q2 2017 One Cal Plaza 300 S. Grand 1985 87% 1,039,449 $459,000,000 $442 5.3% Rising Realty / Colony Northstar Beacon Capital Partners Q2 2016 CBRE Tower 400 S. Hope 1982 89% 701,535 $313,636,000 $447 4.9% PNC Financial Services Group CBRE Global Investors Ltd Q4 2016 Citigroup Center 444 S. Flower 1981 75% 891,056 $336,000,000 $377 4.6% Coretrust Capital Partners Hines Mid - City / Wilshire Q4 2017 5670 Wilshire Blvd 1965 96% 445,004 $210,063,000 $472 5.5% Rockpoint Group Blackstone West LA Q3 2017 Arboretum Courtyard 2120 Colorado Ave 1999 88% 139,103 $140,625,000 $1,011 4.0% Tishman Speyer Blackstone Q2 2017 1999 Avenue of the Stars 1990 84% 825,200 $860,000,000 $1,042 4.0% JMB Finanical Blackstone South Bay Q4 2017 Pacific Corporate Towers 222 N Sepulveda Blvd 1982 / 1996 88% 1,588,089 $605,454,000 $381 5.1% Starwood Capital Group BlackRock S o u rce o f Data : JLL

11 DTLA Portfolio Overview • BANK OF AMERICA PLAZA • WELLS FARGO CENTER – NORTH TOWER • WELLS FARGO CENTER – SOUTH TOWER • GAS COMPANY TOWER • 777 TOWER • EY PLAZA • FIGat7th

12 Bank of America Plaza Property Overview Property Address : 333 S. Hope Street Stories: 55 Total SF: 1.41 million sq. ft. Parking Spaces: 2,242 Occupancy (as of Q4 2017) : 93.5% Availability (as of Q4 2017): 91,764 sq. ft. Year Built : 1974 Major Tenants: The Capital Group Companies, Sheppard Mullin, Bank of America, Alston + Bird Bank of America Plaza, located on Bunker Hill, is situated on a 4 . 21 - acre site that features a unique formal garden, public art, and two 24 - foot waterfalls . The 2017 TOBY award - winning building is the only building with direct access to the Harbor Freeway (I - 110 ) via 4 th Street, and there is a nine - level parking garage beneath the building’s concourse . Unique tenant amenities include a 196 - seat auditorium and bike storage area with shower facilities for tenant use . The Capital Group is the largest tenant, leasing 324 , 000 sq . ft . through February 2033 .

13 Wells Fargo Center – North Tower Property Overview Property Address : 333 S. Grand Avenue Stories: 54 Total SF: 1.40 million sq. ft. Parking Spaces: 1,388 Occupancy (as of Q4 2017): 85.0% Availability (as of Q4 2017): 210,144 sq. ft. Year Built : 1982 Major Tenants: Gibson Dunn, Wells Fargo Bank, Oaktree Capital, Winston & Strawn The North Tower is part of Wells Fargo Center, which includes the South Tower and a retail atrium with restaurant and sundry amenities . The building offers efficient 25 , 500 sq . ft . floor plates . An extensive lobby and common corridor renovation was completed in Q 2 2017 , and a $ 61 . 3 million renovation of the retail atrium and plaza is underway with completion scheduled in mid 2019 . Gibson Dunn has leased 269 , 000 sq . ft . through November 2022 , and Wells Fargo Bank has leased 270 , 000 sq . ft . through June 2023 .

14 Wells Fargo Center – South Tower Property Overview Property Address : 355 S. Grand Avenue Stories: 45 Total SF: 1.12 million sq. ft. Parking Spaces: 1,607 Occupancy (as of Q4 2017): 76.8% Availability (as of Q4 2017): 261,283 sq. ft. Year Built : 1983 Major Tenants: Latham & Watkins, Morgan Lewis & Bockius LLP, Reed Smith, State of California The South Tower is part of Wells Fargo Center, which includes the North Tower and a retail atrium that provides sundry and restaurant amenities . A $ 61 . 3 million renovation of the retail atrium and plaza is underway with completion scheduled in mid 2019 . Latham & Watkins is the largest tenant, leasing 265 , 000 sq . ft . through August 2025 .

15 The Gas Company Tower Property Overview Property Address : 555 W. Fifth Street Stories: 50 Total SF: 1.35 million sq. ft. Parking Spaces: 2,444 Occupancy (as of Q4 2017): 90.0% Availability (as of Q4 2017): 135,053 sq. ft. Year Built : 1991 Major Tenants: Southern California Gas Company, Sidley Austin, Deloitte LLP, Latham & Watkins, WeWork The building is anchored by the Southern California Gas Company, who has leased 410 , 000 sq . ft . through October 2026 . The building offers large, efficient floor plates ( 26 , 000 sq . ft . ) and close proximity to the Pershing Square metro station . Deloitte has leased 112 , 000 sq . ft . through January 2031 with building top signage rights , and WeWork has leased 92 , 000 sq . ft . through June 2033 . An extensive renovation of the main lobby was completed in Q 2 2017 , including the creation of an outdoor amenity space .

16 777 Tower Property Overview Property Address : 777 S. Figueroa Street Stories: 52 Total SF: 1.02 million sq. ft. Parking Spaces: 1,057 Occupancy (as of Q4 2017): 84.5% Availability (as of Q4 2017): 158,443 sq. ft. Year Built : 1991 Major Tenants: Orrick, Arnold & Porter, National Union Fire Insurance, Zurich American Insurance Company The building is conveniently situated adjacent to EY Plaza, the FIGat 7 th retail center, and the 755 Figueroa land parcel (Phase III) . Within walking distance to L . A . Live and the flourishing South Park district, the building has become increasingly desirable as a result of the surrounding area’s redevelopment . A building top signage opportunity exists for potential anchor tenants . Marsh USA vacated 86 , 000 sq . ft . in April 2018 , while Orrick recently renewed approximately 66 , 000 sq . ft . lease through August 2022 .

17 EY Plaza The office tower is situated on a recently renovated, 2 . 5 - acre, open - air plaza that sits across from one of the busiest Metro stations in Los Angeles . The TOBY award - winning building is LEED EB : OM Platinum certified and within walking distance from the Staples Center, L . A . Live, and many other cultural venues . Ernst & Young is the largest tenant, leasing 121 , 000 sq . ft . through October 2032 . Property Overview Property Address : 725 S. Figueroa Street Stories: 41 Total SF: 911,000 sq. ft. Parking Spaces: 2,444 Occupancy (as of Q4 2017): 87.9% Availability (as of Q4 2017): 110,527 sq. ft. Year Built : 1985 Major Tenants: Ernst & Young, US Secret Service, Lockton Insurance Brokers, Pillsbury LLP, Jackson Lewis LLP

18 FIGat7th Property Overview Property Address : 735 S. Figueroa Street Stories: 3 Total SF: 314,000 sq. ft. Parking Spaces: Allocated from EY Plaza garage Occupancy (as of Q4 2017): 91.1% Availability (as of Q4 2017): 28,049 sq. ft. Year Built : 1986 (redeveloped in 2012) Major Tenants: Target, Gold‘s Gym, Zara, H&M, Nordstrom Rack, Victoria‘s Secret FIGat 7 th is an outdoor shopping and dining destination, with retailers, restaurants and business services . The retail center completed a $ 40 million redevelopment in 2012 , bringing boutique versions of signature, chef - driven concepts to its collection of eateries, known as TASTE, and coveted retail anchored by Target . The retail center sits adjacent to one of the busiest intersections in Los Angeles, with pedestrian traffic of up to 20 , 000 people per hour at the corner of Figueroa and 7 th Street . Both Zara and H&M opened their flagship locations here, joining other notable retailers such as L’Occitane, Victoria's Secret, MAC, Bath & Body Works, Sunglass Hut and LensCrafters . The highly anticipated opening of Nordstrom Rack occurred in October 2017 , to much excitement from Downtown residents and employees alike .

Lease Expiration Schedule

Brookfield Properties

Property	Total Leasable	Currently Available	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028+
Bank of America Plaza	**1,405,428**	91,764	38,927	37,320	168,809	7,868	15,333	131,986	140,446	173,959	65,308	0	533,708
% of building		*6.5%*	*2.8%*	*2.7%*	*12.0%*	*0.6%*	*1.1%*	*9.4%*	*10.0%*	*12.4%*	*4.6%*	*0.0%*	*38.0%*
Wells Fargo North	**1,400,639**	210,144	27,469	39,141	14,322	84,772	297,438	286,222	26,637	10,557	20,083	59,154	324,700
% of building		*15.0%*	*2.0%*	*2.8%*	*1.0%*	*6.1%*	*21.2%*	*20.4%*	*1.9%*	*0.8%*	*1.4%*	*4.2%*	*23.2%*
Wells Fargo South	**1,124,960**	261,283	82,234	31,373	47,529	20,074	147,676	94,918	0	265,843	27,108	0	146,922
% of building		*23.2%*	*7.3%*	*2.8%*	*4.2%*	*1.8%*	*13.1%*	*8.4%*	*0.0%*	*23.6%*	*2.4%*	*0.0%*	*13.1%*
Gas Company Tower	**1,345,163**	135,053	32,729	118,032	12,554	72,790	38,257	15,621	175,962	47,223	405,848	15,921	275,173
% of building		*10.0%*	*2.4%*	*8.8%*	*0.9%*	*5.4%*	*2.8%*	*1.2%*	*13.1%*	*3.5%*	*30.2%*	*1.2%*	*20.5%*
777 Tower	**1,024,835**	158,443	193,986	89,369	63,940	90,321	118,560	211,117	6,036	46,177	0	6,035	40,851
% of building		*15.5%*	*18.9%*	*8.7%*	*6.2%*	*8.8%*	*11.6%*	*20.6%*	*0.6%*	*4.5%*	*0.0%*	*0.6%*	*4.0%*
EY Plaza	**910,610**	110,527	73,232	61,983	18,463	115,215	41,734	131,662	15,701	132,146	29,167	31,234	149,546
% of building		*12.1%*	*8.0%*	*6.8%*	*2.0%*	*12.7%*	*4.6%*	*14.5%*	*1.7%*	*14.5%*	*3.2%*	*3.4%*	*16.4%*
FIGat7th	**314,357**	28,049	2,079	4,749	2,482	34,811	10,430	7,045	53,178	45,096	819	27,330	98,289
% of building		*8.9%*	*0.7%*	*1.5%*	*0.8%*	*11.1%*	*3.3%*	*2.2%*	*16.9%*	*14.3%*	*0.3%*	*8.7%*	*31.3%*
TOTAL SQ. FT.	**7,525,992**	**995,263**	**450,656**	**381,967**	**328,099**	**425,851**	**669,428**	**878,571**	**417,960**	**721,001**	**548,333**	**139,674**	**1,569,189**
% of portfolio		***13.2%***	***6.0%***	***5.1%***	***4.4%***	***5.7%***	***8.9%***	***11.7%***	***5.6%***	***9.6%***	***7.3%***	***1.9%***	***20.9%***

Data as of Q4 2017

19

20 Financing Building Face Amount (000’s) Effective Rate Maturity 2018 2019 2020 2021 2022+ Ernst & Young Plaza [1] $265,000 4.23% Nov 2020 $265,000 FIGat 7 th $59,000 3.88% Feb 2023 $59,000 777 Tower $220,000 3.55% Nov 2018 $220,000 Wells Fargo Center - South Tower [2] $250,000 5.39% Dec 2018 $250,000 Wells Fargo Center – North Tower [2] $470,000 4.38% Apr 2019 $470,000 Gas Company Tower $450,000 4.35% Aug 2021 $450,000 Bank of America Plaza $400,000 4.05% Sep 2024 $400,000 TOTAL $470,000 $470,000 $265,000 $450,000 $459,000 [1] Represents a $230 million floating rate loan swapped to fixed at an all in 3.90%. Junior loan of $35 million bears interest a t L IBOR + 4.55%. [2] This loan has three (3) one - year extension options

2018 Plan – Cash Flow Summary

Brookfield Properties

2018 Cash Flow Summary

	Ernst & Young	Fig At 7th	Bank of America	777 Tower	Gas Company Tower	Wells Fargo South	Wells Fargo North	755 Figueroa	Corporate	Total DTLA
Net Operating Income										
Commercial Property Revenue	32,704,204	9,692,612	53,083,476	30,243,705	47,303,117	32,462,750	43,330,301	-	-	248,820,165
Parking Revenue	4,801,970	1,475,218	8,314,194	3,145,210	7,698,630	4,885,238	6,620,595	-	-	36,941,055
Operating Expenses	(19,587,843)	(7,330,802)	(27,372,516)	(18,163,192)	(25,433,821)	(19,632,987)	(24,639,805)	(299,786)	-	(142,460,753)
Commercial Property NOI - cash	17,918,331	3,837,028	34,025,154	15,225,723	29,567,926	17,715,000	25,311,090	(299,786)		143,300,468
Lease Termination Income	-	-	-	-	-	-	-	-	-	-
Total Commercial Property NOI	**17,918,331**	**3,837,028**	**34,025,154**	**15,225,723**	**29,567,926**	**17,715,000**	**25,311,090**	**(299,786)**	**-**	**143,300,468**
Other Revenue	61,013	311,855	308,227	50,400	108,421	295,090	176,492	-	-	1,311,497
Total Income	**17,979,344**	**4,148,883**	**34,333,381**	**15,276,123**	**29,676,348**	**18,010,090**	**25,487,582**	**(299,786)**	**-**	**144,611,965**
Commercial Property debt Interest	(10,139,249)	(2,301,325)	(16,425,000)	(7,831,694)	(19,865,037)	(13,202,944)	(21,777,319)	-	-	(91,542,569)
Other General and Administrative	-	-	-	-	-	-	-	-	-	-
General and Administrative	-	-	-	-	-	-	-	-	(1,000,000)	(1,000,000)
Asset Mgt Fee	(816,316)	(258,889)	(1,366,373)	(729,784)	(1,234,842)	(787,157)	(1,117,541)	-	-	(6,310,902)
Funds from Operations	**7,023,779**	**1,588,669**	**16,542,008**	**6,714,645**	**8,576,468**	**4,019,989**	**2,592,721**	**(299,786)**	**(1,000,000)**	**45,758,494**
Net Income	**7,023,779**	**1,588,669**	**16,542,008**	**6,714,645**	**8,576,468**	**4,019,989**	**2,592,721**	**(299,786)**	**(1,000,000)**	**45,758,494**
Cash Flow										
Leasing Costs	(14,263,340)	(1,883,996)	(4,815,995)	(17,217,521)	(16,799,883)	(10,819,998)	(20,685,094)	-	-	(86,485,827)
Capital Expenditures	(2,238,325)	(220,000)	(1,177,000)	(1,926,175)	(1,385,000)	(27,166,206)	(27,016,537)	(6,036,000)	-	(67,165,243)
Cash Flow Before Financing	**(9,477,886)**	**(515,327)**	**10,549,014**	**(12,429,051)**	**(9,608,415)**	**(33,966,215)**	**(45,108,909)**	**(6,335,786)**	**(1,000,000)**	**(107,892,577)**
New Financing, Net	85,350,000	23,125,600	-	(770,000)	-	5,000,000	-	-	-	112,705,600
Principal Repayments	(5,832,875)	-	-	-	-	-	-	-	-	(5,832,875)
Cash Flow After Financing	**70,039,238**	**22,610,273**	**10,549,014**	**(13,199,051)**	**(9,608,415)**	**(28,966,215)**	**(45,108,909)**	**(6,335,786)**	**(1,000,000)**	**(1,019,852)**

21

22 Hypothetical Liquidation Illustration The table below sets forth an example of a partial distribution of cash that would be available in a hypothetical liquidation of the Company on December 31 , 2017 , effected by the sale of all of the Company’s material real properties at their estimated fair market values as of that date . This information is being presented only for illustrative purposes and is not a measure of financial performance, financial position or cash flows . This hypothetical liquidation as of December 31 , 2107 would result in sufficient cash for a distribution in accordance with the Company’s constituent documents from subsidiaries of the Company to the Company in an amount sufficient to redeem the Company’s Series A Preferred Stock (which would include the accrued and unpaid dividends) . The example does not represent an actual transaction and is presented solely for illustration of the outcome under the constituent agreements currently governing the Company and its subsidiaries . This example is qualified in all respects by reference to, and should be read in conjunction with, the definitive agreements for the Company’s constituent agreements, all of which have been publicly filed by the Company with the SEC as exhibits, and to all of the Company’s other filings with the SEC, as well as the risks that may impact the Company’s future performance and financial performance as set forth under “Forward - Looking Statements” above . The Company has no current intent, and it has no obligation to liquidate now or at any time in the future . The Company has no current intent, and has no obligation to redeem or pay dividends on the Company Series A Preferred Stock . The ability of the Company to redeem the Company Series A Preferred Stock, or pay dividends to the holders thereof, is subject to certain limitations contained in the Company’s charter and the legal availability of funds under Maryland law . If full cumulative dividends on the Company Series A Preferred Stock for all past dividend periods and the then current dividend period have been or contemporaneously are declared and paid in cash or declared and a sum sufficient for the payment thereof in cash is set apart for payment, the Company has the right to pay dividends in cash or other property on its shares of Common Stock or to redeem, purchase or otherwise acquire for any consideration, or make any other distribution of cash or other property, directly or indirectly, on or with respect to, any Common Stock . The common shareholders of the Company and Brookfield DTLA Holdings LLC each has the right at any time to sell or otherwise transfer any or all of its respective interest in the Company or its subsidiaries, without effecting a sale or other disposition of any of the Company’s real properties at any time . Any of these sales or other disposition may be made in a manner that would not result in the receipt of proceeds by the Company or its subsidiaries or result in the repayment, in whole or in part, of the Company’s Series A Preferred Stock . The Company has the right to amend, modify or supplement the constituent documents of the Company or its subsidiaries (or make elections under those documents) or enter into transactions in connection with the operations of the Company or its subsidiaries that may have the effect of reducing the amount of cash available to pay dividends on, or to pay the liquidation preference of, the Company’s Series A Preferred Stock ; however, the Company cannot amend, alter or repeal (or cause to be amended, altered or repealed) the provisions of its charter so as to materially and adversely affect any right, preference, privilege or voting power of the Series A Preferred Stock . This type of change to the terms of the Series A Preferred stock would require the affirmative vote or consent of holders of two - thirds of the shares of the Series A Preferred Stock . The Company does not intend to provide additional examples of hypothetical liquidations in the future .

23 Hypothetical Liquidation Illustration Brookfield DTLA Fund Office Trust Investor Inc. Capital Structure December 31, 2017 (000's) Estimated gross real estate value [1] $3,623,000 Mortgage debt [2] - 2,002,000 Net working capital - 8,870 Net value $1,612,130 Hypothetical Liquidation Waterfall: New OP Senior B interest (preferred portion) 190,291 DTLA Fund Properties III LLC Senior Participating Interest [3] 1,021 (held by Brookfield DTLA Holdings LLC ) 191,312 $1,420,818 New OP Series A Interest - preferred portion [4] 391,400 New OP Series A1 Interest - preferred portion [5] 363,207 754,607 Remaining cash $666,211 [ 1 ] Based on Management’s internal estimate, before deduction for all cost costs of sale, including brokerage, marketing, transfer taxes, and other professional fees . [ 2 ] Excludes all prepayment or defeasance costs that may be due upon repayment . [ 3 ] Senior component was previously repaid . Represents a 4 % residual interest held by Brookfield DTLA Holdings LLC in Brookfield DTLA Fund Properties III LLC which owns 333 South Hope Street, 725 and 735 South Figueroa Street . [ 4 ] Liquidation preference of $ 243 . 3 million, plus accrued and unpaid dividends of $ 148 . 1 million in partial redemption of the New OP Series A Interest . The amount redeemed is in an amount sufficient to redeem all of the Company's Series A Preferred Stock . [ 5 ] Liquidation preference of $ 225 . 7 million, plus accrued and unpaid dividends of $ 137 . 5 million in partial redemption of the Series A 1 Preferred Interest . The portion redeemed is pro rata with the partial redemption of the New OP Series A Interest .

24 Organization Chart Notes : (1) Issued to former holders of MPG Preferred Stock that did not tender shares in the Tender Offer . (2) Issued to DTLA Holding in exchange for the shares of MPG Preferred Stock purchased in the Tender Offer . (3) Managing Member of Surviving LLC . (4) Managing Member of New OP . (5) Entitled to 4 % of the DTLA OP common distributions after payment of Senior Participating Preferred Interest . (6) Entitled to the balance of the DTLA OP common distributions after payment of Senior Participating Preferred Interest, subject to adjustment based on the results of the Tender Offer . (7) There is $ 190 , 291 thousand outstanding (including return thereon) outstanding on the New OP Series B Interest, as of 12 / 31 / 2017 , and further amounts could be advanced in the future . Entitled to share in common distributions from New OP, as specified in the definitive filed documents . (8) New OP Series A Interest and New OP Series A 1 Interest are entitled to distributions pari passu with each other and only if there is then no outstanding balance on the preferred portion of the New OP Series B Interest (or return thereon) . Entitled to share in common distributions from New OP, as specified in the definitive filed documents . (9) Managing Member of DTLA OP . (10) All REITs have accommodation preferred shareholders holding preferred stock having approximately $ 125 , 000 of liquidation preference . The accommodation preferred in the Company and Surviving Corporation is junior to the Company Series A Preferred and the Surviving Corporation Series A Preferred, respectively, (11) Please refer to the definitive filed documents for relevant terms of each ownership interest . The following chart sets forth the structure of the Company and its subsidiaries: Legend BROOKFIELD DTLA = Brookfield DTLA Holdings LLC DTLA HOLDINGS = DTLA Fund Holding Co. COMPANY = Brookfield DTLA Fund Office Trust Investor Inc. SURVIVING CORPORATION = Brookfield DTLA Fund Office Trust Inc. PROPERTIES HOLDING INC. = Brookfield DTLA Fund Properties Holding Inc. SURVIVING LLC = MPG Office, L.P. (to be converted into an LLC) NEW OP = Brookfield DTLA Fund Properties II LLC DTLA OP = Brookfield DTLA Fund Properties III LLC BROOKFIELD DTLA PREFERRED SHAREHOLDERS COMPANY SURVIVING CORPORATION (3) PROPERTIES HOLDING INC . Brookfield DTLA 333 South Grand REIT ( Wells Fargo Tower ) Brookfield DTLA 555 West 5 th REIT ( Gas Co Tower ) Brookfield DTLA 355 South Grand REIT ( KPMG Tower ) Brookfield DTLA 777 South Figueroa REIT ( 777 Tower ) Brookfield DTLA 4050 / 755 Inc . ( 755 Fig and 4050 West ) Brookfield DTLA 725 South Figueroa REIT ( E & Y Tower ) Brookfield DTLA FIGAT 7 TH REIT ( 7 th and Fig ) Brookfield DTLA 333 South Hopa REIT ( Bank of America ) DTLA OP NEW OP (9) SURVIVING LLC (4) DTLA HOLDING Common Stock Common Stock Common Stock New OP Series A 1 Interest [ 7 . 625%] (8) Series A Preferred Stock [ 7 . 625%] (2) Series A Preferred Stock [ 7 . 625%] (1) Common Stock and Series A Preferred Stock [ 7 . 625%] Common Interest and Series A Preferred Interest [ 7 . 625%] New OP Series A Interest [ 7 . 625%](8) Common Interest (6) New OP Series B Interest (7) Senior Participating Preferred Interest [ 7 ]%(5)

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